                                                                   EXHIBIT 99.10

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)    SERIES 2005-SL2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[445,117,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

            WILSHIRE CREDIT CORPORATION AND PHH MORTGAGE CORPORATION
                                    SERVICERS

                                DEUTSCHE BANK, NA
                                     TRUSTEE

                                 JUNE [13], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2005-SL2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

AGGREGATE LOANS
ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                           AGGREGATE ORIGINAL    % OF AGGREGATE
               NUMBER OF        PRINCIPAL      PRINCIPAL BALANCE    AVG CURRENT
RANGE ($)        LOANS           BALANCE       AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
0-24,999.01         3,236  $    60,025,473.13                12.59  $ 18,337.73        10.555        98.64             640
25,000.01 -         5,253  $   185,073,305.18                38.83  $ 34,962.17        10.304        99.20             647
50,000.00
50,000.01 -         1,858  $   113,314,295.20                23.77  $ 60,602.66        10.097        99.30             657
75,000.00
75,000.01 -           780  $    67,693,076.40                14.20  $ 86,405.26         9.915        99.17             668
100,000.00
100,000.01 -          252  $    28,204,785.00                 5.92  $111,186.89         9.889        98.94             667
125,000.00
125,000.01 -           95  $    12,988,012.00                 2.73  $135,810.35         9.509        98.19             677
150,000.00
150,000.01 -           19  $     3,079,213.00                 0.65  $157,151.80         9.429        95.58             665
175,000.00
175,000.01 -           15  $     2,861,550.00                 0.60  $187,899.87         9.640        96.84             667
200,000.00
200,000.01 -            4  $       830,773.00                 0.17  $202,750.06         9.213        89.69             666
225,000.00
225,000.01 -            1  $       246,500.00                 0.05  $241,329.60         8.102        51.84             766
250,000.00
250,000.01 -            1  $       260,000.00                 0.05  $259,172.67         9.990       100.00             763
275,000.00
275,000.01 -
300,000.00
300,000.01 -
333,700.00
333,700.01 -
350,000.00
350,000.01 -            1  $       439,000.00                 0.09  $429,892.42         8.354        72.73             779
600,000.00
600,000.01 -            2  $      1,602,000.00                0.34  $ 784,475.50        8.352        51.58             626
1,000,000.00
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   476,617,982.91               100.00  $ 41,072.22        10.164        98.85             654

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                AGGREGATE
                            PRINCIPAL BALANCE     % OF AGGREGATE
                NUMBER OF         AS OF          PRINCIPAL BALANCE  AVG CURRENT
RANGE ($)         LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
0-24,999.01         3,282  $    60,313,351.65                12.75  $ 18,377.01        10.535        98.50             641
25,000.01 -         5,222  $   183,335,051.93                38.76  $ 35,108.21        10.304        99.21             647
50,000.00
50,000.01 -         1,845  $   112,097,835.08                23.70  $ 60,757.63        10.104        99.36             657
75,000.00
75,000.01 -           783  $    67,672,394.19                14.31  $ 86,427.07         9.905        99.02             668
100,000.00
100,000.01 -          252  $    28,151,458.02                 5.95  $111,712.14         9.880        98.84             668
125,000.00
125,000.01 -           93  $    12,716,315.47                 2.69  $136,734.57         9.542        98.05             676
150,000.00
150,000.01 -           17  $     2,761,568.34                 0.58  $162,445.20         9.488        99.86             662
175,000.00
175,000.01 -           15  $     2,854,893.08                 0.60  $190,326.21         9.525        95.95             665
200,000.00
200,000.01 -            3  $       626,574.80                 0.13  $208,858.27         9.791        93.27             675
225,000.00
225,000.01 -            1  $       241,329.60                 0.05  $241,329.60         8.102        51.84             766
250,000.00
250,000.01 -            1  $       259,172.67                 0.05  $259,172.67         9.990       100.00             763
275,000.00
275,000.01 -
300,000.00
300,000.01 -
333,700.00
333,700.01 -
350,000.00
350,000.01 -            2  $     1,020,699.63                 0.22  $510,349.82         8.211        67.62             665
600,000.00
600,000.01 -            1  $       978,143.79                 0.21  $978,143.79         8.500        44.14             652
1,000,000.00
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                AGGREGATE
                            PRINCIPAL BALANCE     % OF AGGREGATE
MORTGAGE        NUMBER OF        AS OF          PRINCIPAL BALANCE   AVG CURRENT
RATES (%)        LOANS        CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
5.000 - 5.499
5.500 - 5.999
6.000 - 6.499          13  $       481,102.67                 0.10  $ 37,007.90         6.201        99.79             669
6.500 - 6.999          11  $       293,569.14                 0.06  $ 26,688.10         6.779        71.70             721
7.000 - 7.499          40  $     2,453,802.10                 0.52  $ 61,345.05         7.284        83.25             725
7.500 - 7.999          72  $     3,318,431.25                 0.70  $ 46,089.32         7.789        89.27             693
8.000 - 8.499         321  $    14,866,436.60                 3.14  $ 46,312.89         8.196        93.79             695
8.500 - 8.999       1,468  $    70,011,713.19                14.80  $ 47,691.90         8.880        98.34             676
9.000 - 9.499         988  $    44,897,749.94                 9.49  $ 45,443.07         9.253        99.01             669
9.500 - 9.999       1,839  $    91,715,714.90                19.39  $ 49,872.60         9.822        99.19             660
10.000 - 10.499     1,700  $    67,693,048.14                14.31  $ 39,819.44        10.247        99.52             655
10.500 - 10.999     2,099  $    80,487,273.46                17.02  $ 38,345.53        10.796        99.52             641
11.000 - 11.499     1,169  $    41,916,179.56                 8.86  $ 35,856.44        11.267        99.46             641
11.500 - 11.999       917  $    28,346,514.46                 5.99  $ 30,912.23        11.726        99.18             614
12.000 - 12.499       602  $    17,540,279.11                 3.71  $ 29,136.68        12.315        99.26             612
12.500 - 12.999       272  $     8,899,223.86                 1.88  $ 32,717.73        12.870        99.67             614
13.000 - 13.499         5  $       102,382.99                 0.02  $ 20,476.60        13.101        98.97             623
13.500 - 13.999         1  $         5,366.88                 0.00  $  5,366.88        13.750        95.00             662
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                               AGGREGATE
                           PRINCIPAL BALANCE     % OF AGGREGATE
ORIGINAL TERM   NUMBER OF        AS OF          PRINCIPAL BALANCE   AVG CURRENT
    (MOS)         LOANS       CUT-OFF DATE     AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
000 - 180           6,134  $   258,379,814.12                54.62  $ 42,122.57        10.150        98.88             656
181 - 240           2,276  $    67,171,310.56                14.20  $ 29,512.88        10.625        99.44             653
241 - 360           3,107  $   147,477,663.57                31.18  $ 47,466.26         9.977        98.52             650
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                AGGREGATE
                            PRINCIPAL BALANCE      % OF AGGREGATE
REMAINING TERM  NUMBER OF       AS OF            PRINCIPAL BALANCE  AVG CURRENT
    (MOS)        LOANS       CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
1 TO 60                56  $       958,844.87                 0.20  $ 17,122.23         8.212        68.79             694
61 TO 120             216  $     2,996,895.16                 0.63  $ 13,874.51        10.104        86.12             654
121 TO 180          5,862  $   254,424,074.09                53.79  $ 43,402.26        10.158        99.14             656
181 TO 240          2,276  $    67,171,310.56                14.20  $ 29,512.88        10.625        99.44             653
241 TO 300              5  $       240,023.98                 0.05  $ 48,004.80         8.160        72.08             750
301 TO 360          3,102  $   147,237,639.59                31.13  $ 47,465.39         9.980        98.57             650
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

                               AGGREGATE
                           PRINCIPAL BALANCE      % OF AGGREGATE
   MORTGAGE    NUMBER OF         AS OF          PRINCIPAL BALANCE   AVG CURRENT
  INSURANCE      LOANS        CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
YES
NO                 11,517  $   473,028,788.25                10000% $ 41,072.22        10.164        98.85             654
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

                                AGGREGATE
                            PRINCIPAL BALANCE    % OF AGGREGATE
                NUMBER OF         AS OF         PRINCIPAL BALANCE   AVG CURRENT
    LIEN         LOANS         CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
1
2                  11,517  $   473,028,788.25                10000% $ 41,072.22        10.164        98.85             654
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

                                AGGREGATE
                            PRINCIPAL BALANCE     % OF AGGREGATE
                NUMBER OF        AS OF           PRINCIPAL BALANCE  AVG CURRENT
SEASONING(MOS)    LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN   WA COMBLTV  GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
            2         477  $    17,997,515.96                  380% $ 37,730.64        10.905        99.70             651
            3         523  $    20,098,486.81                  425% $ 38,429.23        11.243        99.43             643
            4       1,700  $    76,344,477.35                 1614% $ 44,908.52        10.357        99.49             653
            5       1,131  $    46,397,758.80                  981% $ 41,023.66        10.425        99.34             662
            6       3,282  $   140,490,647.86                 2970% $ 42,806.41         9.769        99.38             663
            7       2,125  $    87,838,538.46                 1857% $ 41,335.78        10.032        99.39             660
            8         863  $    32,057,543.58                  678% $ 37,146.63        10.140        99.49             641
            9         588  $    20,456,734.63                  432% $ 34,790.37        10.743        99.48             616
           10         261  $     9,553,392.85                  202% $ 36,603.04        11.014        99.37             612
           11         224  $     7,897,686.56                  167% $ 35,257.53        10.448        99.18             612
           12         124  $     3,746,214.72                   79% $ 30,211.41        10.114        98.47             616
           13          62  $     1,938,614.91                   41% $ 31,267.98         9.849        99.55             623
           14           4  $       144,361.11                    3% $ 36,090.28         9.724       100.00             623
           15           2  $        47,236.82                    1% $ 23,618.41        10.020        85.75             593
           16           3  $       118,010.23                    2% $ 39,336.74        12.148        76.78             552
           17           4  $       115,412.85                    2% $ 28,853.21         9.570        74.07             651
           18           4  $       123,510.96                    3% $ 30,877.74         7.887        81.52             718
           19           2  $        42,700.82                    1% $ 21,350.41         7.859        53.87             661
           20           4  $       157,986.16                    3% $ 39,496.54         8.415        68.93             760
           21           7  $       272,316.71                    6% $ 38,902.39         7.813        71.16             664
           22           7  $       255,888.01                    5% $ 36,555.43         7.222        65.83             727
           23           4  $       296,088.06                    6% $ 74,022.02         7.274        69.35             680
           24           2  $       157,129.29                    3% $ 78,564.65         7.891        79.46             678
           25           3  $        71,352.68                    2% $ 23,784.23         7.733        77.15             692
           26           6  $       724,539.92                   15% $120,756.65         7.953        63.73             604
           27           2  $       104,267.62                    2% $ 52,133.81         8.065        59.34             746
           28           9  $       518,809.50                   11% $ 57,645.50         8.037        68.23             693
           29           7  $       420,304.88                    9% $ 60,043.55         7.972        60.30             743
           30           2  $       443,640.70                    9% $221,820.35         8.325        72.93             779
           31           5  $     1,084,497.80                   23% $216,899.56         8.435        47.11             650
           32           7  $       395,431.80                    8% $ 56,490.26         7.537        71.63             750
           33           9  $       453,899.06                   10% $ 50,433.23         7.672        74.07             677
           34           7  $       310,488.62                    7% $ 44,355.52         7.841        72.05             700
           35           1  $        88,162.07                    2% $ 88,162.07         7.500        74.30             769
           36           3  $        67,896.40                    1% $ 22,632.13         8.395        57.10             674
           37           3  $       151,031.95                    3% $ 50,343.98         7.476        73.65             715
           38           1  $        52,961.01                    1% $ 52,961.01         8.125        80.00             591
           39           2  $        32,158.09                    1% $ 16,079.05         7.882        77.65             705
           40           2  $       107,084.72                    2% $ 53,542.36         7.731        66.16             634
           41           1  $        15,347.50                    0% $ 15,347.50         9.500        82.08             754
           42           3  $       155,671.40                    3% $ 51,890.47         9.332        64.91             772
           43           1  $        19,243.36                    0% $ 19,243.36         9.625        79.69             634
           45           2  $        54,568.69                    1% $ 27,284.35         9.750        71.97             733
           47           3  $       228,431.15                    5% $ 76,143.72         9.376        48.41             751
           48           1  $        17,221.97                    0% $ 17,221.97         9.250        79.94             669
           49           1  $        34,069.93                    1% $ 34,069.93        10.125        57.28             752
           51           3  $        37,617.36                    1% $ 12,539.12         9.601        72.53             664
           55           1  $        94,003.65                    2% $ 94,003.65         9.750        52.15             747
           56           3  $        71,646.65                    2% $ 23,882.22         9.778        64.26             696
           57           1  $       148,030.39                    3% $148,030.39         8.875        90.00             675
           67           1  $         5,924.92                    0% $  5,924.92         9.250        79.15             765
           68           1  $         1,383.66                    0% $  1,383.66         9.625        44.15             659
           69           1  $        50,952.87                    1% $ 50,952.87         9.250        64.23             792
           70           1  $        28,744.61                    1% $ 28,744.61         9.375        78.85             604
           71           1  $        15,334.37                    0% $ 15,334.37         9.250        65.22             679
           72           1  $        16,564.92                    0% $ 16,564.92         8.375        80.00             654
           73           1  $         8,350.40                    0% $  8,350.40         8.500        56.60             683
           74           1  $        48,166.43                    1% $ 48,166.43         8.500        79.61             644
           78           1  $        15,347.62                    0% $ 15,347.62         8.375        79.95             777
           79           1  $        22,359.24                    0% $ 22,359.24         7.625        70.80             782
           80           4  $       178,379.06                    4% $ 44,594.77         8.024        78.56             727
           81           1  $        14,793.00                    0% $ 14,793.00         8.625        74.90             793
           83           3  $        82,318.48                    2% $ 27,439.49         8.317        50.92             701
           84           1  $         7,854.26                    0% $  7,854.26         8.500        68.00             717
           85           2  $        31,525.47                    1% $ 15,762.74         8.500        79.50             758
           86           2  $        27,025.64                    1% $ 13,512.82         8.500        79.25             692
           87           2  $        23,130.92                    0% $ 11,565.46         8.395        73.74             631
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654



COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                               AGGREGATE
                            PRINCIPAL BALANCE     % OF AGGREGATE
                NUMBER OF       AS OF            PRINCIPAL BALANCE  AVG CURRENT
COMBINED LTVS    LOANS       CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
0.01 - 25.00            3  $        88,741.48                 0.02  $ 29,580.49         7.381        22.04             709
25.01 - 30.00           1  $        80,993.04                 0.02  $ 80,993.04         7.000        28.94             667
30.01 - 35.00           2  $       168,330.80                 0.04  $ 84,165.40         9.084        31.00             763
35.01 - 40.00           2  $        53,635.99                 0.01  $ 26,818.00         7.178        36.81             766
40.01 - 45.00           5  $     1,067,566.55                 0.23  $213,513.31         8.444        44.03             659
45.01 - 50.00           5  $       182,076.30                 0.04  $ 36,415.26         7.993        47.05             685
50.01 - 55.00           8  $       650,334.44                 0.14  $ 81,291.81         8.330        52.74             729
55.01 - 60.00           9  $       318,511.23                 0.07  $ 35,390.14         8.755        57.83             745
60.01 - 65.00           9  $       825,857.21                 0.17  $ 91,761.91         8.521        63.79             609
65.01 - 70.00          20  $       876,686.86                 0.19  $ 43,834.34         8.243        67.61             687
70.01 - 75.00          25  $     1,186,919.96                 0.25  $ 47,476.80         8.469        72.55             715
75.01 - 80.00          74  $     2,741,654.63                 0.58  $ 37,049.39         8.595        78.94             675
80.01 - 85.00          37  $     1,791,653.24                 0.38  $ 48,423.06         9.691        83.59             656
85.01 - 90.00         187  $     7,515,904.20                 1.59  $ 40,192.00         9.848        89.70             668
90.01 - 95.00         823  $    21,037,150.76                 4.45  $ 25,561.54        10.434        94.79             648
95.01 - 100.00     10,307  $   434,442,771.56                91.84  $ 42,150.26        10.190        99.91             653
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

OWNER OCCUPANCY OF MORTGAGE LOANS

                                AGGREGATE
                            PRINCIPAL BALANCE     % OF AGGREGATE
OWNER           NUMBER OF        AS OF          PRINCIPAL BALANCE   AVG CURRENT
OCCUPANCY         LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV    GWAC  WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
OWNER              11,264  $   467,908,609.72                98.92  $ 41,540.18        10.166        98.92             654
INVESTMENT            235  $     4,804,298.26                 1.02  $ 20,443.82         9.958        92.27             685
SECOND HOME            18  $       315,880.27                 0.07  $ 17,548.90        10.199        95.53             656
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

PROPERTY TYPE OF MORTGAGE LOANS

                               AGGREGATE
                            PRINCIPAL BALANCE     % OF AGGREGATE
                NUMBER OF        AS OF          PRINCIPAL BALANCE   AVG CURRENT
PROPERTY TYPES    LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
--------------  ---------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
SINGLE FAMILY
 DETACHED           9,129  $   366,451,872.25                77.47  $ 40,145.91        10.198        98.97             652
2-4 FAMILY
 DETACHED             460  $    23,322,755.72                 4.93  $ 50,701.64         9.943        98.15             674
2-4 FAMILY
 ATTACHED
PUD DETACHED        1,073  $    48,165,151.38                10.18  $ 44,888.31        10.033        97.80             660
SINGLE FAMILY
 ATTACHED              84  $     3,167,153.30                 0.67  $ 38,158.47        10.760        99.76             643
CONDO 1-4
 STORIES              768  $    31,670,810.97                 6.70  $ 41,238.04        10.066        99.49             659
 ATTACHED
MANUFACTURED HOME
 DETACHED
PUD ATTACHED            3  $       142,933.59                 0.03  $ 47,644.53        11.081        97.22             624
CONDO 5 STORIES+
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

LOAN PURPOSE OF MORTGAGE LOANS

                               AGGREGATE
                           PRINCIPAL BALANCE     % OF AGGREGATE
                NUMBER OF        AS OF          PRINCIPAL BALANCE   AVG CURRENT
LOAN PURPOSE     LOANS        CUT-OFF DATE     AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN   WA COMBLTV   GWAC  WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
PURCHASE            9,316  $   379,872,184.98                80.31  $ 40,780.70        10.208        99.60             656
REFINANCE -
 CASHOUT            1,868  $    78,539,824.58                16.60  $ 42,044.87        10.067        96.09             645
REFINANCE -
 RATE TERM            333  $    14,605,552.05                 3.09  $ 43,860.52         9.523        94.00             659
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

DOCUMENT TYPE OF MORTGAGE LOANS

                               AGGREGATE
                            PRINCIPAL BALANCE     % OF AGGREGATE
                NUMBER OF        AS OF          PRINCIPAL BALANCE   AVG CURRENT
DOCUMENT TYPE    LOANS        CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
FULL                6,323  $   235,894,794.17                49.87  $ 37,307.42         9.946        98.69             636
STATED INCOME       3,033  $   153,049,989.07                32.36  $ 50,461.59        10.263        99.20             674
NO INCOME/NO
 ASSET              1,652  $    61,193,046.01                12.94  $ 37,041.80        10.533        98.76             673
LIMITED INCOME        509  $    22,890,959.00                 4.84  $ 44,972.41        10.760        98.33             655
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

PRODUCT TYPE OF MORTGAGE LOANS

                                AGGREGATE
                            PRINCIPAL BALANCE    % OF AGGREGATE
                NUMBER OF        AS OF          PRINCIPAL BALANCE   AVG CURRENT
PRODUCT TYPE      LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
15/30 BALOON        5,560  $   245,834,056.14                51.97  $ 44,214.76        10.155        99.35             656
30 YEAR FIXED       3,107  $   147,477,663.57                31.18  $ 47,466.26         9.977        98.52             650
20 YEAR FIXED       2,276  $    67,171,310.56                14.20  $ 29,512.88        10.625        99.44             653
15 YEAR FIXED         310  $     8,746,981.70                 1.85  $ 28,216.07        10.232        92.56             652
10 YEAR FIXED         202  $     2,532,815.85                 0.54  $ 12,538.69        10.540        87.85             647
7 YEAR FIXED           39  $     1,039,690.86                 0.22  $ 26,658.74         7.317        67.42             709
5 YEAR FIXED           22  $       166,409.45                 0.04  $  7,564.07        11.772        94.01             617
13/30 BALOON            1  $        59,860.12                 0.01  $ 59,860.12         8.740       100.00             698
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE

** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMMORTIZATION TERM AND FIXED RATE TERM
   (2YR, 3YR, 5YR, 10YR)

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                AGGREGATE
                            PRINCIPAL BALANCE     % OF AGGREGATE
               NUMBER OF         AS OF          PRINCIPAL BALANCE   AVG CURRENT
STATE            LOANS        CUT-OFF DATE     AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
CALIFORNIA          1,993  $   139,251,976.17                29.44  $ 69,870.53         9.838        99.24             667
FLORIDA               846  $    32,400,984.84                 6.85  $ 38,299.04        10.541        99.38             652
TEXAS                 894  $    26,724,407.53                 5.65  $ 29,893.07         9.735        89.85             665
OTHER               7,784  $   274,651,419.71                58.06  $ 35,284.10        10.326        99.46             647
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

PREPAY PENALTY FOR MORTGAGE LOANS

                                AGGREGATE
                            PRINCIPAL BALANCE    % OF AGGREGATE
                NUMBER OF        AS OF          PRINCIPAL BALANCE   AVG CURRENT
PREPAY PENALTY   LOANS        CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
HAS PREPAY
 PENALTY            4,277  $   197,679,410.94                41.79  $ 46,219.17        10.011        99.41             648
NONE                7,240  $   275,349,377.31                58.21  $ 38,031.68        10.273        98.44             658
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

PREPAY TERM FOR MORTGAGE LOANS

                                AGGREGATE
                            PRINCIPAL BALANCE    % OF AGGREGATE
                NUMBER OF        AS OF          PRINCIPAL BALANCE   AVG CURRENT
 PREPAY TERM      LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
12                    307  $    15,943,291.90                 3.37  $ 51,932.55        10.089        98.87             649
24                  2,422  $   116,399,317.46                24.61  $ 48,059.17        10.077        99.58             650
30                      2  $       220,160.68                 0.05  $110,080.34         8.990       100.00             666
36                  1,541  $    64,860,527.57                13.71  $ 42,089.89         9.874        99.28             645
60                      5  $       256,113.33                 0.05  $ 51,222.67        10.853        93.21             591
NO PREPAY
 PENALTY            7,240  $   275,349,377.31                58.21  $ 38,031.68        10.273        98.44             658
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654

FICO SCORES OF
MORTGAGE LOANS

                               AGGREGATE
                            PRINCIPAL BALANCE     % OF AGGREGATE
               NUMBER OF         AS OF          PRINCIPAL BALANCE   AVG CURRENT
 FICO SCORES     LOANS        CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC   WA FICO
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
500-520                 4  $        91,579.96                 0.02  $ 22,894.99        10.995        76.83             530
520-539                10  $       272,375.55                 0.06  $ 27,237.56        11.516        83.43             549
540-559                 8  $       268,696.96                 0.06  $ 33,587.12        11.263        96.45             573
560-579               651  $    21,194,249.32                 4.48  $ 32,556.45        11.456        97.83             589
580-599             2,662  $    86,972,954.97                18.39  $ 32,672.03        10.678        99.34             609
600-619             2,114  $    83,201,879.23                17.59  $ 39,357.56        10.591        99.30             629
620-639             2,136  $    94,275,293.40                19.93  $ 44,136.37        10.084        98.72             649
640-659             1,589  $    73,512,077.61                15.54  $ 46,263.11         9.855        99.22             669
660-679               993  $    47,256,824.26                 9.99  $ 47,589.95         9.616        99.28             688
680-699               560  $    26,483,955.56                 5.60  $ 47,292.78         9.478        98.97             709
700-719               349  $    17,639,785.50                 3.73  $ 50,543.80         9.374        98.37             729
720-739               223  $    11,068,754.90                 2.34  $ 49,635.67         9.281        97.41             749
740-759               129  $     6,872,144.45                 1.45  $ 53,272.44         9.137        92.17             769
760-779                59  $     2,670,817.38                 0.56  $ 45,268.09         9.020        92.79             788
780-800                10  $       603,241.63                 0.13  $ 60,324.16         9.852        92.35             804
800-819
840-859
NOT AVAILABLE          20  $       644,157.57                 0.14  $ 32,207.88         9.788        97.43               0
-------------  ----------  ------------------  -------------------  -----------  ------------  -----------  -----  -------
TOTAL:             11,517  $   473,028,788.25               100.00  $ 41,072.22        10.164        98.85             654